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                                                                EXHIBIT 4.3



COMMON STOCK                                                    COMMON STOCK

NUMBER:_______                                                  SHARES:________


                          MOTOR CARGO INDUSTRIES, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

                   (See reverse side for certain definitions)


THIS CERTIFIES THAT _____________________________ is the record holder of_______________________________ FULLY-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF MOTOR CARGO INDUSTRIES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_________



__________________________              [SEAL]           _______________________
Secretary                                                President and
                                                         Chief Executive Officer


Countersigned and registered,
ZIONS FIRST NATIONAL BANK
(Salt Lake City)  Transfer Agent and Registrar

By: _____________________________
    Authorized Signature
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--.... Custodian ......
TEN ENT--as tenants by the entireties                       (Cust)       (Minor)
JT TEN--as joint tenants with right                         under Uniform Gifts
        of survivorship and not                             to Minors Act ......
        as tenants in common                                (State)


         Additional abbreviations may also be used though not in the above list.


For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________


_________________________________________
NOTICE. The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:


By:____________________
The Signatures should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in approved signature medallion program), pursuant to SEC Rule 17Ad-15